Exhibit 99.2

IBM 2Q 2017 Earnings: Non GAAP Section July 18, 2017 ibm.com/investor

Reconciliation of Operating Earnings Per Share 2 Non-GAAP Supplemental Materials *Includes acquisitions through June 30, 2017 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 2Q 2017 3 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” and “2Q17 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas (3%) (3%) Europe/ME/Africa (8%) (5%) Asia Pacific (3%) (1%) U.S. (5%) (5%) Japan (2%) 1% Canada (2%) 2% 2Q17 Yr/Yr

Reconciliation of Revenue Growth - 2Q 2017 4 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 5% 7% Analytics 4% 6% Cloud 15% 17% aaS annual run rate 30% 32% Mobile 27% 29% Security 4% 5% Social 1% 3% 2Q17 Yr/Yr

Reconciliation of Revenue Growth - 2Q 2017 5 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions (2%) (1%) Solutions Software (1%) 0% Transaction Processing Software (5%) (4%) Strategic Imperatives 0% 1% Cloud 23% 24% Global Business Services (4%) (2%) Consulting (3%) (1%) Global Process Services (8%) (7%) Application Management (3%) (1%) Strategic Imperatives 8% 11% Cloud 36% 39% Cognitive Solutions & Industry Svcs (3%) (2%) 2Q17 Yr/Yr GAAP @CC Tech Svcs & Cloud Platforms (5%) (4%) Global Technology Services (5%) (4%) Infrastructure Services (7%) (5%) Technical Support Services (2%) (1%) Integration Software (3%) (1%) Strategic Imperatives 20% 22% Cloud 19% 21% Systems (10%) (10%) Systems Hardware (11%) (10%) z Systems (34%) (33%) Power (3%) (3%) Storage 7% 8% Operating Systems Software (9%) (8%) Strategic Imperatives (15%) (15%) Cloud (18%) (17%) Global Financing (2%) (2%) 2Q17 Yr/Yr

Reconciliation of Expense Summary - 2Q 2017 6 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 2 pts 0 pts 2 pts Acquisitions (1 pts) 0 pts (1 pts) Base * 3 pts 1 pts 4 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions 0 pts 0 pts 0 pts Base * (2 pts) 3 pts 1 pts Operating Expense & Other Income Currency 3 pts 0 pts 3 pts Acquisitions (1 pts) 0 pts (1 pts) Base* 2 pts 1 pts 4 pts

Reconciliation of Software Revenue Growth - 2Q 2017 7 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “2Q17 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions Annuity 1% 2% Solutions Software Annuity 3% 4% 2Q17 Yr/Yr

Reconciliation of Debt-to-Capital Ratio 8 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target which increased to 9 to 1 beginning in the first quarter of 2017 from approximately 7 to 1 at Dec 31,2016. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations. Jun 2017 Dec 2016 Jun 2016 Non-Global Financing Debt/Capital 52% 50% 59% IBM Consolidated Debt/Capital 71% 70% 74%

Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 9 12 Months Ended Jun 2017 Net Cash from Operating Activities per GAAP: $15.5 Less: the change in Global Financing (GF) Receivables $1.4 Net Cash from Operating Activities (Excluding GF Receivables) $14.1 Capital Expenditures, Net ($3.3) Free Cash Flow (Excluding GF Receivables) $10.8